Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 25 to Registration Statement No. 2-74584 of Merrill Lynch Retirement Reserves Money Fund (“the Fund”) of Merrill Lynch Retirement Series Trust on Form N-1A of our report dated December 17, 2003 appearing in the October 31, 2003 Annual Report of the Fund, incorporated by reference in the Statement of Additional Information, which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche, LLP

Princeton, New Jersey February 25, 2004